UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 19, 2003


                         ALLMERICA FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


      Delaware                       1-13754                04-3263626
(State or other jurisdic-     (Commission File Number)     (I.R.S. Employer I.D.
 tion of Incorporation)                                     Number)



               440 Lincoln Street, Worcester, Massachusetts 01653
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (508) 855-1000
               (Registrant's Telephone Number including area code)









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Item 5.  Other Events.

   On August 19, 2003, Allmerica Financial Corporation announced that it has named Frederick Eppinger as President, Chief Executive Officer and Director, effective September 8, 2003.


Item 7.  Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.


Exhibit 99.1        Press  Release,   dated  August  19,  2003,  announcing  the
                    appointment of a new President, Chief Executive Officer and Director of Allmerica Financial Corporation.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Allmerica Financial Corporation
                                   Registrant

                          By:      /s/ J. Kendall Huber
                                   J. Kendall Huber
                                   Executive Officer of the Chairman,
                                   Senior Vice President and General Counsel




Date: August 19, 2003




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




Exhibit Index

Exhibit 99.1        Press  Release,   dated  August  19,  2003,  announcing  the
                    appointment of a new President, Chief Executive Officer and Director of Allmerica Financial Corporation.




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